UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 27, 2014 (March 27, 2014)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 27, 2014, DGSE Companies, Inc. (the “Registrant”) issued a press release disclosing their financial results for the quarter and year ended December 31, 2013 (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

The Registrant will hold a telephone conference regarding the Press Release on March 27, 2014 at 3:30 p.m. Central Daylight Time (4:30 p.m. Eastern Daylight Time) to discuss the Registrant’s financial results for the fiscal year ended December 31, 2013. To participate in the teleconference, please dial +1-877-941-2068 for U.S. callers, and +1-480-629-9712 for international. A replay will be available until April 3, 2014 at 11:59 p.m. EDT. To access the replay, please dial 1-877-870-5176 (U.S. callers) or 1-858-384-5517 (international callers) and reference passcode 4673670. The webcast and archived replay can also be accessed on the Company’s website at www.dgse.com.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit
Number              Description of Exhibit

99.1                     Press Release, dated March 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 27, 2014	By:	/s/ James J. Vierling
James J. Vierling
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated March 27, 2014.